                                                                     EXHIBIT 4.4

NUMBER                             [CVG LOGO]                        SHARES

CVGI_________                                                        ___________


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                      CUSIP 202608 10 5
  IN CANTON, MA, JERSEY CITY, NJ
        OR NEW YORK, NY                      SEE REVERSE FOR CERTAIN DEFINITIONS


     This Certifies that



     is the record holder of


                              CERTIFICATE OF STOCK

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.01 PER SHARE OF

Commercial Vehicle Group, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                   COUNTERSIGNED AND REGISTERED:
                                                   EQUISERVE TRUST COMPANY, N.A.
                                                   TRANSFER AGENT AND REGISTRAR

                                                   BY       [SIG]

                                                           AUTHORIZED SIGNATURE

                                     [SEAL]



                [SIG]                                                  [SIG]

VICE PRESIDENT AND CHIEF FINANCIAL OFFICER             PRESIDENT AND CHIEF EXECUTIVE OFFICER

     The Corporation will, upon request and without charge, furnish any stockholder information regarding the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                      UNIF GIFT MIN ACT-- __________ Custodian __________
     TEN ENT -- as tenants by the entireties                                    (Cust)              (Minor)
     JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
                survivorship and not as tenants                               Act ___________________________
                in common                                                                  (State)


     Additional abbreviations may also be used though not in the above list.

For value received, the undersigned hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
    ______________________________________

    ______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________Shares
of the Common Stock represented by this Certificate, and does hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer such shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated____________________________


                                                X_______________________________
     NOTICE: THE SIGNATURE(S) TO THIS                      (Signature)
     ASSIGNMENT MUST CORRESPOND WITH THE
     NAME(S) AS WRITTEN UPON THE FACE OF   >
     THE CERTIFICATE EXACTLY, WITHOUT
     ANY CHANGE WHATEVER.                       X_______________________________
                                                           (Signature)

SIGNATURE(S) GUARANTEED:

BY_________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.